EXHIBIT 99.1
NEWS RELEASE

Contact:	Alliance Data	The Blackstone Group
	Analysts/Investors	John Ford
	Ed Heffernan	Senior Vice President
	CFO	Corporate Communications and Public Relations
	972.348.5191	212. 583.5559
	Ed.Heffernan@alliancedata.com	ford@blackstone.com

Media
Tony Good
VP Corporate Communications
972.348.5425
Tony.Good@alliancedata.com
FINAL RELEASE

OR

Shelley Whiddon
Director, External Communications
972.348.4310
Shelley.Whiddon@alliancedata.com
ALLIANCE DATA AGREES TO BE ACQUIRED
BY THE BLACKSTONE GROUP FOR $7.8 BILLION
Alliance Data Will Become a Private Company; Senior Leadership Expected to Remain in Place
and Continue its Focus on Delivering Value for Clients
DALLAS, Texas (May 17, 2007) — Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that it has entered into a definitive agreement to be acquired by Blackstone Capital Partners V L.P., an affiliate of The Blackstone Group, in a transaction valued at approximately $7.8 billion, including the assumption of certain debt. Under the terms of the agreement, Blackstone will acquire all of the outstanding common stock of Alliance Data for $81.75 per share in cash. The purchase price represents a premium of approximately 30 percent over Alliance Data’s closing share price of $62.96 on May 16, 2007.

Following the unanimous recommendation of a special committee of the Alliance Data board of directors, composed solely of independent directors, the board unanimously approved the agreement and has recommended that Alliance Data stockholders adopt the agreement. Completion of the transaction, which is currently expected to occur by year-end, is contingent upon customary closing conditions, including antitrust, other regulatory approvals and the approval of Alliance Data’s stockholders, who will be asked to vote on the transaction at a special meeting.
There is no financing condition to the obligations of Blackstone to consummate the transaction, and equity and debt commitments for the full amount of the merger consideration have been received. It is currently anticipated that substantially all of Alliance Data’s outstanding series A and series B senior notes will either be tendered for or repaid in connection with the transaction.
Mike Parks, Alliance Data Chairman and CEO, said that the agreement will benefit both Alliance Data stockholders and clients.
“By maximizing the value of their investment, this agreement is clearly in the best interests of our stockholders,” said Parks. “At the same time, it is business as usual for us as we continue to support our clients and partner with them to build loyal, lasting relationships with their customers. Our clients will now have the added benefit of working with an organization that is completely focused on their success. And our teaming with Blackstone, which has a demonstrated track record of investing in and growing the firms it acquires, will benefit our clients now and in the future.”
Chip Schorr, a Senior Managing Director at Blackstone, said “Alliance Data is a true leader in loyalty and marketing solutions and we believe that management’s demonstrated track record of continued growth combined with Blackstone’s investment expertise and industry experience will create a powerful partnership. We are excited about the opportunity to work together with management and with Alliance Data’s dedicated employees to help continue to grow the business and further strengthen the company’s competitive position.”

Banc of America Securities LLC and Lehman Brothers, Inc. served as financial advisors to Alliance Data and the special committee of the Alliance Data board in connection with the transaction, and Evercore Group L.L.C. served as financial advisor to the special committee. Kirkland & Ellis LLP served as legal counsel to the special committee and Akin Gump Strauss Hauer & Feld LLP served as legal counsel to Alliance Data. Credit Suisse Securities (USA) LLC and Blackstone Corporate Advisory Services served as financial advisors to The Blackstone Group, and Simpson Thacher & Bartlett LLP served as its legal counsel.
Additional Information and Where to Find It
In connection with the proposed transaction, Alliance Data will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC by Alliance Data via the SEC’s website at www.sec.gov. When available, the proxy statement and such other documents may also be obtained for free by directing such request to Alliance Data Investor Relations at (972) 348-5191 or on the Company’s website at www.AllianceData.com.
Participants in the Transaction
Alliance Data and its directors and officers may be deemed to be participants in the solicitation of proxies from Alliance Data’s stockholders with respect to the proposed transaction. Information regarding the interests of Alliance Data’s directors and officers, which may differ from the interests of stockholders generally, will be set forth in the proxy statement and related documents regarding the transaction to be filed with the SEC.
About Alliance Data
Alliance Data (NYSE: ADS) is a leading provider of marketing, loyalty and transaction services, managing over 120 million consumer relationships for some of North America’s most recognizable companies. Using transaction-rich data, Alliance Data creates and manages customized solutions that change consumer behavior and that enable its clients to create and enhance customer loyalty to build stronger, mutually beneficial relationships with their customers. Headquartered in Dallas, Alliance Data employs over 9,000 associates at more than 60 locations worldwide. Alliance Data’s brands include AIR MILES®, North America’s premier coalition loyalty program, and Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services. For more information about the company, visit its website, www.AllianceData.com.
About The Blackstone Group
The Blackstone Group is a leading global alternative asset manager and provider of financial advisory services. The Blackstone Group is one of the largest independent alternative asset managers in the world. Its alternative asset management businesses include the management of corporate private equity funds, real estate opportunity funds, funds of hedge funds, mezzanine funds, senior debt funds, proprietary hedge funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. Such risks include, without limitation, the ability of the parties to the merger agreement being able to satisfy the conditions to closing specified therein.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the company’s most recent Form 10-K.
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